                                                               File No. 33-8746
                                                               ICA No. 811-04840



     As filed with the Securities and Exchange Commission on January 30, 2002
     -------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                         Post-Effective Amendment No. 26


                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 28

                             THE TOCQUEVILLE TRUST
               (Exact Name of Registrant as Specified in Charter)

                                  1675 Broadway
                           New York, New York  10019
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code:  (212) 698-0800

                               Francois D. Sicart
                                    President
                              The Tocqueville Trust
                                  1675 Broadway
                            New York, New York 10019
                    (Name and Address of Agent for Service)

                                   Copies to:
                            Michael R. Rosella, Esq.
                     Paul, Hastings, Janofsky, & Walker LLP
                           399 Park Avenue, 31st Floor
                            New York, New York 10022

It is proposed that this filing will become effective (check appropriate box)

     ( ) immediately upon filing pursuant to paragraph (b)
     (X) on February 28, 2002, pursuant to paragraph (b)
     ( ) 60 days after filing pursuant to paragraph (a)(1)
     ( ) on (date) pursuant to paragraph (a)(1)
     ( ) 75 days after filing  pursuant to paragraph (a)(2)
     ( ) on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
     ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LOGO] Tocqueville

                             THE TOCQUEVILLE TRUST

                             THE TOCQUEVILLE FUND
                     THE TOCQUEVILLE SMALL CAP VALUE FUND
                   THE TOCQUEVILLE INTERNATIONAL VALUE FUND
                           THE TOCQUEVILLE GOLD FUND

                                  PROSPECTUS

                               February 28, 2002



This Prospectus covers four different Funds of the Tocqueville Trust. You will find specific information in this Prospectus about each of the Funds plus general information on the Funds. You may find additional information in the Funds' Statement of Additional Information, which is incorporated by reference into this Prospectus. Please read this Prospectus carefully before you invest or send money.

The Securities and Exchange Commission has not approved or disapproved any of the above listed Funds and also has not determined whether this Prospectus is accurate or complete. Any person who tells you otherwise is committing a crime.

                              Investment Adviser
                       Tocqueville Asset Management L.P.
                                 1675 Broadway
                              New York, NY 10019
                                (212) 698-0800
                              www.tocqueville.com

                                  Distributor
                          Tocqueville Securities L.P.
                                 1675 Broadway
                              New York, NY 10019
                                (212) 698-0800

                            Shareholders' Servicing
                              and Transfer Agent

                         US Bancorp Fund Services, LLC

                                 P.O. Box 701
                           Milwaukee, WI 53201-0701
                                (800) 697-3863

                                   Custodian

                                 US Bank, N.A.

                               425 Walnut Street
                             Cincinnati, OH 45202

                               Board of Trustees
                           Francois Sicart--Chairman
                                Lucille G. Bono
                               James B. Flaherty

                                James W. Gerard

                                  Inge Heckel
                            Robert W. Kleinschmidt
                             Francois Letaconnoux
                                  Guy A. Main
                              Larry M. Senderhauf

                               Table of Contents


The Tocqueville Fund--Risk/Return Summary.................................  1

The Tocqueville Small Cap Value Fund--Risk/Return Summary.................  3

The Tocqueville International Value Fund--Risk/Return Summary.............  5

The Tocqueville Gold Fund--Risk/Return Summary............................  7

Fee Table................................................................. 10

Investment Objectives, Investment Strategies and Related Risks............ 12

Risks of Investing in the Funds........................................... 14

Management of the Funds................................................... 16

How the Funds Value Shares................................................ 17

Shareholder Information................................................... 17

Dividends, Distributions and Tax Matters.................................. 22

Financial Highlights...................................................... 23

                             THE TOCQUEVILLE FUND
                              RISK/RETURN SUMMARY

Investment Objective
The Tocqueville Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies
The Tocqueville Fund seeks to achieve its investment objective by investing primarily in common stocks of United States companies.

The Tocqueville Fund follows a value approach to investing, meaning that it seeks to invest in companies that the portfolio manager has identified as out of favor or undervalued. The portfolio manager will identify companies that are undervalued based on his judgment of relative value and growth potential. This judgment will be primarily based on:

       . the company's past growth and profitability; or . the portfolio manager's belief that the company has achieved better results than similar companies in a depressed industry which the portfolio manager believes will improve within the next two years.

The portfolio manager will generally consider the following stocks to be out of favor:

       . stocks which have underperformed market indices for at least one year; and
       . companies which have a historically low stock price in relation to the company's sales, potential earnings or underlying assets.

The portfolio manager will purchase stocks for the Fund's portfolio when they meet the above criteria and have a limited risk of further decline. The portfolio manager will sell stocks when they are no longer considered to be good values.

Principal Risks
You may lose money by investing in the Tocqueville Fund. The Fund is subject to the following risks:

       .  the stock markets may go down; and
       . a stock or stocks selected for the Fund's portfolio may fail to perform as expected.

Bar Chart and Performance Table


The following chart demonstrates the risks of investing in the Tocqueville Fund and the volatility of the Fund's returns over time by showing changes in the Fund's performance from December 31, 1992 through December 31, 2001.


                                        [CHART]

     1992   1993   1994    1995   1996   1997   1998    1999   2000   2001
    ------ ------ ------- ------ ------ ------ ------- ------ ------ ------
    16.95% 22.52% (0.76)% 28.17% 23.62% 25.84% (0.09)% 12.52% 10.27% (6.33)%


During this period, the best performance for a quarter was 17.73% (for the quarter ended 6/30/99). The worst performance was (27.02)% (for the quarter ended 12/31/87).



The following table also demonstrates the risks of investing in the Fund by showing how the Fund's average annual returns compare with those of the Standard & Poor's 500 Index. Past performance is not an indication of future performance.




             Average Annual Returns as of
               12/31/01                    1 Year  5 years 10 years
             ------------------------------------------------------
             The Tocqueville Fund         (6.33)%   6.33%   12.28%
             ------------------------------------------------------
             Standard & Poor's 500 Index  (11.88)% 10.69%   12.91%


--------
  Effective February 1, 2000, the Fund eliminated its sales load. Had it been included in the above table, the total returns would be less than those shown.

                     THE TOCQUEVILLE SMALL CAP VALUE FUND
                              RISK/RETURN SUMMARY

Investment Objective
The Tocqueville Small Cap Value Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies

The Small Cap Value Fund seeks to achieve its investment objective by investing at least 80% of its net assets plus borrowings used for investment purposes in common stocks of companies located in the United States that have market values of less than $1 billion ("Small Cap Companies").



The Small Cap Value Fund follows a value approach to investing, meaning that it seeks to invest in companies that the portfolio manager has identified as out of favor or undervalued. The portfolio manager will identify companies that are undervalued based on his judgment of relative value and growth potential. This judgment will be primarily based on:


       . the company's past growth and profitability; or . the portfolio manager's belief that the company has achieved better results than similar companies in a depressed industry which the portfolio manager believes will improve within the next two years.

The portfolio manager will generally consider the following stocks to be out of favor:

       . stocks which have underperformed market indices for at least one year; and
       . companies which have a historically low stock price in relation to the company's sales, potential earnings or underlying assets.

The portfolio manager will purchase stocks for the Fund's portfolio when they meet the above criteria and have a limited risk of further decline. The portfolio manager will sell stocks when they are no longer considered to be good values.

Principal Risks
You may lose money by investing in the Small Cap Value Fund. The Fund is subject to the following risks:

       .  the stock markets may go down; and
       . a stock or stocks selected for the Fund's portfolio may fail to perform as expected.

In addition, there are unique risks associated with investing in small cap stocks, including:

       . small companies rely on limited product lines, financial resources and business activities that may make them more susceptible than larger companies to setbacks or downturns; and
       . small cap stocks are less liquid and more thinly traded which make them more volatile than stocks of larger companies.

Bar Chart and Performance Table


The following chart demonstrates the risks of investing in the Small Cap Value Fund and the volatility of the Fund's returns over time by showing changes in the Fund's performance from December 31, 1995 through December 31, 2001.


                                          [CHART]

 1995    1996    1997    1998     1999    2000    2001
------  ------  ------  ------   ------  ------  ------
23.21%  25.03%  23.37%  (5.59)%  38.66%  14.40%  11.64%




During this period, the best performance for a quarter was 28.75% (for the quarter ended 6/30/99). The worst performance was (22.58)% (for the quarter ended 9/30/98).



The following table also demonstrates the risks of investing in the Fund by showing how the Fund's average annual returns compare with those of the Russell 2000 Index. Past performance is not an indication of future performance.



       Average Annual Returns as of
         12/31/01                   1 Year 5 Years Since Inception 8/1/94
       ------------------------------------------------------------------
       Tocqueville Small Cap Value
         Fund                       11.64% 15.58%          17.27%
       ------------------------------------------------------------------
       Russell 2000 Index           2.63%   7.63%          9.79%


--------
  Effective February 1, 2000, the Fund eliminated its sales load. Had it been included in the above table, the total returns would be less than those shown.

                   THE TOCQUEVILLE INTERNATIONAL VALUE FUND
                              RISK/RETURN SUMMARY

Investment Objective
The Tocqueville International Value Fund's investment objective is long-term capital appreciation consistent with preservation of capital.

Principal Investment Strategies
The International Value Fund seeks to achieve its investment objective by investing primarily in non-U.S. companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in stocks of companies located in at least three different countries, which may include developed and emerging market countries. The Fund will invest primarily in medium to large size companies traded on the principal international markets.

The International Value Fund follows a value approach to investing, meaning that it seeks to invest in companies that the portfolio manager has identified as out of favor or undervalued. The portfolio manager will identify companies that are undervalued based on his judgment of relative value and growth potential. This judgment will be primarily based on:

       . the company's past growth and profitability; or . the portfolio manager's belief that the company has achieved better results than similar companies in a depressed industry which the portfolio manager believes will improve within the next two years.

The portfolio manager will generally consider the following stocks to be out of favor:

       . stocks which have underperformed market indices for at least one year; and
       . companies which have a historically low stock price in relation to the company's sales, potential earnings or underlying assets.

The portfolio manager will purchase stocks for the Fund's portfolio when they meet the above criteria and have a limited risk of further decline. The portfolio manager will sell stocks when they are no longer considered to be good values.

Principal Risks
You may lose money by investing in the International Value Fund. The Fund is subject to the following risks:

    .  the stock markets may go down; and
    . a stock or stocks selected for the Fund's portfolio may fail to perform as expected.

In addition, there are special risks associated with investing in foreign securities, including:

    . the value of foreign currencies may decline relative to the U.S. dollar; . a foreign government may expropriate the Fund's assets; and . political, social or economic instability in a foreign country in which the Fund invests may cause the value of the Fund's investments to decline.

Bar Chart and Performance Table


   The following chart demonstrates the risks of investing in the International Value Fund and the volatility of the Fund's returns over time by showing changes in the Fund's performance from December 31, 1995 through December 31, 2001.


                                    [CHART]

 1995    1996     1997    1998    1999     2000      2001
------  ------  --------  -----  ------  --------  -------
 6.45%  24.48%  (30.86)%  6.12%  31.04%  (19.70)%  (9.87)%


   During this period, the best performance for a quarter was 33.63% (for the quarter ended 12/31/98). The worst performance was (28.47)% (for the quarter ended 6/30/98).



   The following table also demonstrates the risks of investing in the Fund by showing how the Fund's average annual returns compare with those of the Morgan Stanley EAFE Index. Past performance is not an indication of future performance.



Average Annual Returns
  as of 12/31/01                          1 Year  5 Years Since Inception 8/1/94
--------------------------------------------------------------------------------
The Tocqueville International Value Fund (9.87)%  (7.00)%        (1.18)%
--------------------------------------------------------------------------------
Morgan Stanley EAFE Index                (22.61)% (0.52)%        (1.11)%


--------
Effective February 1, 2000, the Fund eliminated its sales load. Had it been included in the above table, the total returns would be less than those shown.

                           THE TOCQUEVILLE GOLD FUND
                              RISK/RETURN SUMMARY

Investment Objective
The Tocqueville Gold Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies

The Gold Fund seeks to achieve its investment objective by investing at least 80% of its net assets plus borrowings used for investment purposes in gold and securities of companies located throughout the world that are engaged in mining or processing gold ("Gold Related Securities"). The Fund may also invest in other precious metals ("Other Precious Metals"). However no more than 10% of the Fund's total assets may be invested directly in gold bullion and other precious metals.


The Gold Fund follows a value approach to investing, meaning that it seeks to invest in companies that the portfolio manager has identified as out of favor or undervalued. The portfolio manager will identify companies that are undervalued based on his judgment of relative value and growth potential. This judgment will be primarily based on:

       . the company's past growth and profitability; or . the portfolio manager's belief that the company has achieved better results than similar companies in a depressed industry which the portfolio manager believes will improve within the next two years.

The portfolio manager will generally consider the following stocks to be out of favor:

       . stocks which have underperformed market indices for at least one year; and
       . companies which have a historically low stock price in relation to the company's sales, potential earnings or underlying assets.

The portfolio manager will purchase stocks for the Fund's portfolio when they meet the above criteria and have a limited risk of further decline. The portfolio manager will sell stocks when they are no longer considered to be good values.

Principal Risks

You may lose money by investing in the Gold Fund. The Fund is subject to the following risks:

    .  the stock markets may go down; and
    . a stock or stocks selected for the Fund's portfolio may fail to perform as expected.

The Gold Fund is subject to the special risks associated with investing in gold and other precious metals, including:

    . the price of gold or other precious metals may be subject to wide fluctuation;
    . the market for gold or other precious metals is relatively limited; . the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and . the market for gold and other precious metals is unregulated.

In addition, there are special risks associated with investing in foreign securities, including:

    . the value of foreign currencies may decline relative to the US dollar; . a foreign government may expropriate the Fund's assets; and . political, social or economic instability in a foreign country in which the Fund invests may cause the value of the Fund's investments to decline.

The Gold Fund is also subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code if it derives 10% or more of its gross income from investment in gold bullion or other precious metals. Failure to qualify as a regulated investment company would result in adverse tax consequences to the Fund and its shareholders. In order to ensure that it qualifies as a regulated investment company, the Fund may be required to make investment decisions that are less than optimal or forego the opportunity to realize gains.

Bar Chart and Performance Table


The following chart demonstrates the risks of investing in the Gold Fund and the volatility of the Fund's returns over time by showing changes in the Fund's performance from December 31, 1999 through December 31, 2001.


                                                   [CHART]

                                             1999    2000    2001
                                            ------ -------- ------
                                            21.72% (10.70)% 21.90%




During this period, the best performance for a quarter was 21.88% (for the quarter ended 9/30/99). The worst performance was (11.42)% (for the quarter ended 3/31/00).



The following table also demonstrates the risks of investing in the Fund by showing how the Fund's average annual returns compare with those of the Philadelphia Stock Exchange Gold/Silver Index. Past performance is not an indication of future performance.



 Average Annual Returns as of
   12/31/01                                    1 Year  Since Inception 6/29/98
 -----------------------------------------------------------------------------
 The Tocqueville Gold Fund                      21.90%           9.87 %
 -----------------------------------------------------------------------------
 Philadelphia Stock Exchange Gold/Silver Index   7.56%          (5.91)%
 -----------------------------------------------------------------------------


--------
  Effective February 1, 2000, the Fund eliminated its sales load. Had it been included in the above table, the total returns would be less than those shown.

FEE TABLE

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds:


                                                            Tocqueville Small Cap  International Gold
                                                               Fund     Value Fund  Value Fund   Fund
                                                            ----------- ---------- ------------- ----
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as % of
  offering price)..........................................    None        None        None      None
Maximum Deferred Sales Charge (Load).......................    None        None        None      None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions..................................    None        None        None      None
Redemption Fee.............................................    1.50%*      1.50%*      1.50%*    1.50%*
Exchange Fee...............................................       **          **          **        **
Annual Fund Operating Expenses (expenses that are deducted
  from Fund assets):
(as a % of average net assets)
Advisory Fee...............................................    0.75%       0.75%       1.00%     1.00%
Rule 12b-1 Fee.............................................    0.25%       0.25%       0.25%     0.25%
Other Expenses.............................................    0.46%(1)    0.52%       0.52%     0.88%(1)
                                                               ----        ----        ----      ----
Total Annual Fund Operating Expenses.......................    1.46%(1)    1.52%       1.77%     2.13%(1)

--------

(1) With respect to the Tocqueville Fund and the Tocqueville Gold Fund, Other Expenses and Total Annual Fund Operating Expenses are .40% and 1.40% and 0.69% and 1.94% respectively, after voluntary waiver by the Investment Advisor. This waiver may be terminated at any time.


* A redemption fee is imposed on certain redemptions of shares held less than 90 days. A redemption fee will not be imposed on redemptions of shares where the Investment Advisor or Tocqueville Securities L.P. is the shareholder of record, or exercises discretion over the account. The Transfer Agent charges a $15 service fee for each payment of redemption proceeds made by wire.

** The Transfer Agent charges a $5 fee for each telephone exchange.

Example:
This example is to help you compare the cost of investing in the Tocqueville Funds with the cost of investing in other mutual funds.

The Example assumes that:
       . you invest $10,000 in the Fund for the time periods indicated; . your investment has a 5% return each year; and . the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions, your costs would be:


                                           1 Year 3 Years 5 Years 10 Years
                                           ------ ------- ------- --------
      Tocqueville Fund/#/.................  $149   $462   $  797   $1,746
      Tocqueville Small Cap Value Fund....  $155   $480   $  829   $1,813
      Tocqueville International Value Fund  $180   $557   $  959   $2,084
      Tocqueville Gold Fund/#/............  $216   $667   $1,144   $2,462



/#/With respect to the Tocqueville Fund and the Tocqueville Gold Fund, your costs of investing in the Fund reflect the amount you would pay if the Investment Advisor did not waive a portion of the Other Expenses. If the Investment Advisor continues to waive fees as it is currently doing, your actual costs for those periods would be lower than the amounts shown. These examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

Who may want to invest in the Funds?

       .  investors who want a diversified portfolio
       . long-term investors with a particular goal, such as saving for retirement
       .  investors who want potential growth over time
       .  investors who can tolerate short-term fluctuations in net asset value
          (NAV) per share

Who may want to invest in:

The Tocqueville Fund? Investors who are willing to assume market risk of United
    States securities in the short-term for potentially higher gains in the long-term.

The Small Cap Value Fund? Investors who are comfortable with assuming the added risks associated with small cap stocks in return for the possibility of long-term rewards.

The International Value Fund? Investors who want to diversify their portfolio by investing in different countries and investors who are willing to accept the additional risks associated with investment in foreign securities.

The Gold Fund? Investors who want to diversify their portfolio or investors who want an investment that may provide protection against inflation or currency devaluation and are willing to accept the additional risks associated with investment in gold and gold related securities.

The Funds may not be appropriate for investors who:

       . are not willing to take any risk that they may lose money on their investment
       .  primarily want stability of their investment principal
       . primarily want to invest in a particular sector or in particular industries, countries or regions
       .  require current income

Keep in mind that mutual fund shares:

       .  are not deposits of any bank
       . are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency
       . are subject to investment risks, including the possibility that you could lose money.

        INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives

Long-term capital appreciation is the investment objective of the Tocqueville Fund, the Small Cap Value Fund and the Gold Fund. The investment objective of the International Value Fund is long-term capital appreciation consistent with preservation of capital.

Investment Strategies

The Tocqueville Fund, the Small Cap Value Fund, the International Value Fund and the Gold Fund follow a value approach to investing, meaning that they seek to invest in companies that the portfolio manager has identified as out of favor or undervalued. The portfolio manager will identify companies that are undervalued based on his judgment of relative value and growth potential. This judgment will be primarily based on:

       . the company's past growth and profitability; or . the portfolio manager's belief that the company has achieved better results than similar companies in a depressed industry which the portfolio manager believes will improve within the next two years.

The portfolio manager will generally consider the following stocks to be out of favor:

       . stocks which have underperformed market indices for at least one year; and
       . companies which have a historically low stock price in relation to the company's sales, potential earnings or underlying assets.

The Tocqueville Fund will seek to achieve its investment objective by investing primarily in common stocks of United States companies.

       While the Tocqueville Fund will primarily invest in common stocks of United States companies, the Fund may also invest:

       . up to 25% of its total assets in common stocks of foreign companies traded in the U.S. or American Depository Receipts (ADRs);
       .  up to 10% of its total assets in gold bullion from U.S. institutions;

       . in repurchase agreements, which are fully collateralized by obligations of the U.S. Government, U.S. Government Agencies or short-term money market securities and

       . up to 5% of its total assets in debt instruments convertible into common stock


The Small Cap Value Fund will seek to achieve its investment objective by investing at least 80% of its net assets plus borrowing used for investment purposes in common stocks of companies located in the United States that have market values of less than U.S. $1 billion ("small cap companies").


 The Small Cap Value Fund looks for companies that are strong proprietary businesses, either out of favor or less well known in the financial community, or undervalued in relation to their potential long-term growth or earning power. Strong proprietary businesses generally have some but not necessarily all of the following characteristics: capable management; good finances; strong manufacturing; broad distribution; and products which are somewhat differentiated from products offered by their competitors.

   The Small Cap Value Fund may also invest:


       . up to 20% of its total assets in common stock of small cap companies located in developed countries in Europe and Asia;


       . up to 20% of its total assets in common stock of foreign companies that are traded in the United States or in American Depository Receipts (ADRs);


       . in repurchase agreements which are fully collateralized by obligations of the U.S. Government, U.S. Government Agencies or short-term money market securities; and

       . up to 10% of its total assets in investment grade debt securities convertible into common stock.

The International Value Fund invests primarily in common stocks of non-U.S. companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks of companies located in at least three different countries outside the United States, which may include developed and emerging market countries. The Fund may also invest up to 20% of its assets in common stocks of companies located in the United States. The Fund will generally invest in medium to large size companies traded on the principal international markets, but may also invest in smaller companies traded on smaller regional markets.

   The Investment Advisor will allocate the International Value Fund's investments among individual countries based on the following criteria:

       .  the relative economic growth potential of the economy;
       .  the performance of securities markets in the region;
       .  expected levels of inflation;
       . government policies influencing business conditions; and . the outlook for currency relationships.

   The International Value Fund may invest without limit in companies located in emerging market countries, which may involve additional risks such as political instability and currency devaluation. An emerging market is any country that the World Bank has determined to have a low or middle income economy and may include any country in the world except the United States, Australia, Canada, Japan, New Zealand, and most countries in Western Europe such as Belgium, Denmark, France, Germany, Great Britain, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

   The International Value Fund will invest primarily in common stock, investment grade debt convertible into common stock, depository receipts, and warrants. However, the Fund may also invest in preferred stock and investment grade debt securities if the Investment Advisor believes that they will provide greater potential for capital appreciation than investment in the above-listed securities.


The Gold Fund will invest at least 80% of its net assets plus borrowings used for investment purposes in gold and securities of companies located throughout the world that are engaged in mining or processing gold ("gold related securities"). The Fund may also invest in other precious metals and securities of companies that are engaged in mining or processing other precious metals ("other precious metal securities"). However, no more than 10% of the Fund's total assets may be invested directly in gold bullion and other precious metals. The Fund's investments may include foreign securities and small capitalization issuers.


   The Gold Fund will invest primarily in common stock, investment grade debt convertible into common stock, depository receipts and warrants. However, the Fund may also invest in preferred stock and investment grade debt securities if the Investment Advisor believes that they will provide greater potential for capital appreciation than investment in the above-listed securities.

Borrowing
Each Fund may borrow up to 10% of the value of its total assets from banks at prevailing interest rates for extraordinary or emergency purposes. A Fund may not purchase additional securities when borrowings exceed 5%.

Temporary Investments
When current market, economic, political or other conditions are unsuitable for a Fund's investment objective, each Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments.

Additional Investment Techniques

In addition to the techniques described above, each Fund may employ investment techniques that are not principal investment strategies of the Fund. Each Fund may enter into repurchase agreements, invest in illiquid and restricted securities and invest in other investment companies. The Tocqueville Fund, the Small Cap Value Fund and the Gold Fund may sell securities short. The International Value Fund and the Gold Fund may invest in futures and options on securities, indices and currencies. Each of these investment techniques involves additional risks which are described in more detail in the Statement of Additional Information.


Risks of Investing in the Funds

As with all mutual funds, investing in the Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. You may lose money if you invest in one of the Funds.

Some of the investment techniques used involve greater amounts of risk. These investment techniques are discussed in detail in the Statement of Additional Information. To reduce risk, the Funds are subject to certain limitations and restrictions, which are also described in the Statement of Additional Information.

You should consider the risks described below before you decide to invest in any of the Funds.

Risks of Investing in Mutual Funds

The following risks are common to all mutual funds:

Market Risk is the risk that the market value of a security a Fund holds will fluctuate, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk may affect an individual security, a particular sector or the entire market.
Manager Risk is the risk that a Fund's portfolio manager may use an investment strategy that does not achieve the Fund's objective or may fail to execute a Fund's investment strategy effectively.
Portfolio Turnover Risk. Frequent trading by a Fund will result in higher Fund expenses and higher capital gains distributions, which would increase your tax liability. It is anticipated that the portfolio turnover rate for each Fund should not exceed 150% in any one year.

Risks of Investing in Foreign Securities

Each Fund may invest a portion of its assets in foreign securities. The following risks are common to mutual funds that invest in foreign securities:

Legal and Regulatory Risk is the risk that the laws and regulations of foreign countries may provide investors with less protection or may be less favorable to investors than the U.S. legal system. For example, there may be less publicly available information about a foreign company than there would be about a U.S. company. The auditing and reporting requirements that apply to foreign companies may be less stringent than U.S. requirements. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.
Currency Risk is the risk that the Net Asset Value of a Fund will be adversely affected by the devaluation of foreign currencies or by a change in the exchange rate between the U.S. dollar and the currencies in which a Fund's stocks are denominated. The Funds may also incur transaction costs associated with exchanging foreign currencies into U.S. dollars.
Liquidity Risk. Foreign stock exchanges generally have less volume than U.S.
      stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.
Expropriation Risk. Foreign governments may expropriate a Fund's investments either directly by restricting the Fund's ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund's investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of a Fund to pursue and collect a legal judgment against a foreign government.
Political Risk. Political or social instability or revolution in certain countries in which a Fund invests, in particular emerging market countries, may result in the loss of some or all of the Fund's investment in these countries.

Risks of Investing in Debt Securities

Each Fund may invest a portion of its assets in debt securities. The following risks are common to mutual funds that invest in debt securities:

Interest Rate Risk is the risk that an increase in interest rates will cause the value of a debt security to decline. In general, debt securities with longer maturities are more sensitive to changes in interest rates.
Credit (or default) Risk is the risk that the issuer of a debt security may be unable to make timely payments of principal or interest, or may default on the debt.
Inflation Risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating rate debt securities.
Reinvestment Risk is the risk that when interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.

                            Management of the Funds

Investment Advisor


Tocqueville Asset Management L.P., 1675 Broadway, New York, New York 10019, acts as Investment Advisor to each Fund under separate investment advisory agreements which provide that the Investment Advisor identify and analyze possible investments for each Fund, and determine the amount, timing, and form of those investments. The Investment Advisor has the responsibility of monitoring and reviewing each Fund's portfolio, on a regular basis, and recommending when to sell the investments. All purchases and sales by the Investment Advisor of securities in each Fund's portfolio are subject at all times to the policies set forth by the Board of Trustees. The Investment Advisor has been in the asset management business since 1990 and currently has over $1.2 billion in assets under management.


The Investment Advisor receives a fee from: (1) both the Tocqueville Fund and the Small Cap Value Fund, calculated daily and payable monthly, at an annual rate of .75% on the first $500 million of the average daily net assets of each Fund, and .65% of average daily net assets in excess of $500 million; (2) both the International Value Fund and the Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, .75% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .65% of the average daily net assets in excess of $1 billion.

Portfolio Management


Francois Sicart is the portfolio manager of the International Value Fund. Mr. Sicart, the Chairman of Tocqueville Management Corporation, the general partner of the Investment Advisor, has been a portfolio manager of the Tocqueville Fund since its inception in 1987. Prior to forming the Investment Advisor, and for the 18 year period from 1969 to 1986, he held various senior positions within Tucker Anthony, Incorporated, where he managed private accounts. Mr. Sicart is a graduate of the Ecole des Hautes Estudes Commerciales, France, with a MBA.


Robert W. Kleinschmidt is the portfolio manager of the Tocqueville Fund. Mr. Kleinschmidt is the President of Tocqueville Management Corporation. He previously held executive positions at the investment management firm David J. Greene & Co. He has been portfolio manager of the Tocqueville Fund since joining Tocqueville in 1991. Mr. Kleinschmidt has a BBA from the University of Wisconsin and a MBA from the University of Massachusetts.

Jean-Pierre Conreur is the portfolio manager of the Small Cap Value Fund. Mr. Conreur, a graduate of Lycee Chanzy in 1954, was employed at Tucker Anthony, Incorporated from April 1976 to December 1983. From December 1983 to March of 1990, he held the position of Vice President--Foreign Department at Tucker Anthony. Mr. Conreur is a trustee of the Investment Advisor's retirement plan.

John Hathaway is the portfolio manager of the Gold Fund. Mr. Hathaway was a portfolio manager with Hudson Capital Advisors from 1986 through 1989, and the President, Chief Investment Officer and portfolio manager with Oak Hill Advisors from 1989 through 1996. Mr. Hathaway has been a portfolio manager with Tocqueville since 1997. He received his MBA from the University of Virginia and his BA from Harvard University.

HOW THE FUNDS VALUE SHARES

The NAV, multiplied by the number of fund shares you own, gives you the value of your investment.


Each Fund's share price, called its NAV, is calculated as of the close of the New York Stock Exchange (normally at 4:00 p.m. Eastern Time) on each day that the Exchange is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share is determined by dividing the market value of a Fund's investments plus any cash or other assets less all liabilities by the number of Fund shares outstanding. The Fund will process any shares that you purchase, redeem or exchange at the next share price calculated after it receives your investment instructions. Purchase orders received prior to 4:00 p.m. Eastern time are priced according to the NAV per share next determined on that day. Purchase orders received after 4:00 p.m. Eastern Time are priced according to the NAV per share next determined on the following day.


Fund securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Funds do not price their shares. In this case, the NAV of such Fund's shares may change on days when you are not able to purchase or redeem your shares.

Fund securities that are traded on the New York Stock Exchange or the American Stock Exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market will be valued in a manner as similar as possible to the above, or at the latest available price. Investments in gold bullion will be valued at fair market value determined on the basis of the mean between the latest bid and asked prices based on dealer or exchange quotations. If there are no readily available quotations for securities, they will be valued at fair value as determined by the Board of Trustees acting in good faith.

You can obtain the NAV of the Funds by calling 1-800-697-3863

SHAREHOLDER INFORMATION

Investment Minimums

Minimum Initial Investment

Regular (non-retirement) $1,000*
Retirement Account       $  250

*The $1,000 minimum investment may be allocated among the Funds provided that you invest at least $250 in each Fund you wish to invest in.

Minimum Subsequent Investment $100

We may reduce or waive the minimum investment requirements in some cases.

Distribution Plans

Each Fund has adopted a distribution and service plan (each a "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plans, each Fund will pay Rule 12b-1 distribution and service fees of .25% per annum of its average daily net assets. Distribution fees are paid for distribution activities and service fees are paid for providing shareholders with personal services and maintaining shareholder accounts. These fees are paid out of the Fund's assets on an on-going basis, therefore, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to Purchase Shares of the Funds
You may purchase shares of the Funds through:

       .  The Funds' distributor, Tocqueville Securities, L.P.
       .  Authorized securities dealers
       .  The Funds' transfer agent, Firstar Mutual Fund Services, LLC

Methods of Payment

By Check: To purchase by check, you should:
       .  Complete and sign the account application
       . To open a regular account, write a check payable to The Tocqueville Trust [name of fund]
       . To open a retirement account, write a check payable to the custodian or trustee
       . Send your account application and check or exchange request to one of the following addresses:

Regular Mail:
       .  The Tocqueville Trust--[name of Fund]

          c/o US Bankcorp Fund Services, LLC

          P.O. Box 701
          Milwaukee, WI 53201-0701

Overnight Mail or Express:
       .  The Tocqueville Trust--[name of Fund]

          c/o US Bankcorp Fund Services, LLC

          615 East Michigan Street
          Mutual Fund Services, 3rd Floor
          Milwaukee, WI 53202

By Wire: To purchase by wire, call the Transfer Agent at 1-800-697-3863 between 9:00 a.m. and 6:00 p.m. Eastern Time on any day the New York Stock Exchange is open for business to get an account number and detailed instructions. For all accounts opened by wire transfer, you must then provide the Transfer Agent with a signed purchase application marked "Follow Up". Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. Instruct your bank to wire funds to:


      US Bank N.A.
      425 Walnut Street
      Cincinnati, Ohio 45202

      Credit: US Bankcorp Fund Services, LLC

      Account #: 112952137

      Further credit: The Tocqueville Trust--[name of fund]
      Name of shareholder and account number (if known)

By Automatic Investment Plan: With a pre-authorized investment plan, your personal bank account is automatically debited at regular intervals to purchase shares of a Fund. The minimum is $100 per transaction and there must be a minimum of seven days between automatic purchases. To establish an Automatic Investment Account complete and sign Section F of the Purchase Application and send it to the Transfer Agent.

How to Redeem Shares. You may redeem shares by mail or telephone. Payment for shares redeemed by written request will be made within three business days of receipt of the request provided the request is in "good order." A redemption request is in "good order" if it complies with the following:

       . if you have not elected to permit telephone redemptions, your request must be in writing and sent to the Transfer Agent as described below;
       . if share certificates have been issued, you must endorse the certificates and include them with the redemption request;
       . all signatures on the redemption request and endorsed certificates must be guaranteed by a commercial bank which is a member of the FDIC, a trust company, or a member firm of a national securities exchange; and
       . your request must include any additional legal documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations.

If you purchased your shares by check, the payment of your redemption proceeds may be delayed for up to 15 calendar days or until the check clears, whichever occurs first. You may receive the proceeds of redemption by wire or through a systematic withdrawal plan as described below. A 1.50% redemption fee will be charged on certain redemptions of shares held less than 90 days. A redemption fee will not be imposed on redemptions of shares where the Investment Advisor or Tocqueville Securities L.P. is the shareholder of record, or exercises discretion over the account. The Transfer Agent charges a $15 service fee for each payment of redemption proceeds made by wire.

By Mail: To redeem by mail, please:
       .  Provide your name and account number;
       .  Specify the number of shares or dollar amount and the Fund name;
       . Sign the redemption request (the signature must be the same as the one on your account application);
       . Make sure all parties that are required by the account registration sign the request; and
       . Send your request to the appropriate address above under purchasing by mail.

If the proceeds from a redemption are to be sent to an address other than the address of record, a signature guarantee of all signers is also required.

By Telephone: You may redeem your shares of a Fund by telephone if you authorized telephone redemption on your account application. To redeem by telephone, call the Transfer Agent at 1-800-697-3863 and provide your name and account number, amount of redemption and name of the Fund. For your protection against fraudulent telephone transactions, the Funds will use reasonable procedures to verify your identity including requiring you to provide your account number and recording telephone redemption transactions. As long as these procedures were followed, the Funds will not be liable for any loss or cost to you if they act on instructions to redeem your account that are reasonably believed to be authorized by you. You will be notified if a telephone redemption or exchange is refused. Telephone exchanges or redemptions may be difficult during periods of extreme market or economic conditions. If this is the case, please send your exchange or redemption request by mail or overnight courier.



Securities dealers may charge shareholders transaction fees in the purchase and/or sale of Fund shares.


Additional Shareholder Services


Systematic Withdrawal Plan: You may establish a systematic withdrawal plan if you own shares of any Fund worth at least $10,000. Under the Systematic Withdrawal Plan, a fixed sum (minimum $500) will be distributed to you at regular intervals. For additional information or to request an application for this Plan, please call the Transfer Agent at 1-800-697-3863.



First American Intermediate Term Bond


Exchange Privilege. Subject to certain conditions, you may exchange shares of a Fund for shares of another Fund of The Tocqueville Trust at that Fund's then current net asset value. An exchange may be made only in states where shares of the Funds are qualified for sale. No initial sales charge is imposed on the shares being acquired through an exchange. The dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the Fund acquired through the exchange. An exchange may create a gain or loss to be recognized for federal income tax purposes. Exchanges must be made between accounts having identical registrations and addresses. Exchanges may be authorized by telephone.


You may also exchange shares of any or all of an investment in the Funds for shares of the First American Prime Obligation Fund, the First American Tax Free Obligation Fund, the First American Intermediate Term Bond Fund, or the First American Government Obligation Fund (collectively the "First American Funds"). This Exchange Privilege is a convenient way for you to buy shares in a Money Market or Bond Fund in order to respond to changes in your goals or market conditions. Before exchanging into First American Money Market or Bond Funds, you should read the First American Funds' Prospectus. To obtain a First American Funds Prospectus and the necessary exchange authorization forms, call the Transfer Agent at 1-800-697-3863. The First American Funds are managed by US Bancorp Asset Management, an affiliate of US Bancorp. The First American Funds are unrelated to The Tocqueville Trust.


Because excessive trading can hurt the Funds' performance and shareholders, the Funds reserve the right to temporarily or permanently limit the number of exchanges you may make or to otherwise prohibit or restrict you from using the Exchange Privilege at any time, without notice. Excessive use of the Exchange Privilege is defined as more than five exchanges per calendar year. The restriction or termination of the Exchange Privilege does not affect the rights of shareholders to redeem shares. The Transfer Agent charges a $5 fee for each telephone exchange.


Check Redemption. You may request on the Purchase Application or by later written request to establish check redemption privileges for any of the First American Money Market Funds. The redemption checks ("Checks") will be drawn on the First American Money Market Fund in which you have made an investment. Checks will be sent only to the registered owner(s) and only to the address of record. Checks may be made payable to the order of any person in the amount of $250 or more. Dividends are earned until the Check clears the Transfer Agent.

Additional Exchange and Redemption Information

Small Accounts. The Fund has the right to redeem an account that has dropped below $500 in value for a period of three months or more due to redemptions. You will be given at least 60 days prior written notice of any proposed redemption and you will be given the option to purchase additional shares to avoid the redemption.

Check Clearance. The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase check until the check clears. If the check does not clear, you will be responsible for the loss. This delay can be avoided by purchasing shares by wire or certified bank checks.

Exchange Limit. In order to limit expenses, we reserve the right to limit the total number of exchanges you can make in any calendar year to five.

Suspension of Redemptions. We may temporarily suspend the right of redemption or postpone payments under certain emergency circumstances or when the Securities and Exchange Commission orders a suspension.

Verification of Identity. If you redeem or exchange shares by telephone, we will use reasonable procedures to verify your identity. As long as we follow these procedures, we will not be liable for any loss or cost to you if we act on instructions that we reasonably believe to be authorized by you.

                   DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS


Dividends and Capital Gains Distributions. Each Fund distributes all or most of its net investment income and net capital gains to shareholders. Dividends of net investment income for each Fund are normally declared and paid at least annually. Net capital gains (if any) for each Funds are also normally declared and paid at least annually.


Any dividends and/or capital gains distributions will be automatically reinvested at the next determined NAV unless you elect otherwise. These reinvestments will not be subject to a sales charge. You may choose to have dividends and capital gains distributions paid to you in cash. You may also choose to reinvest dividends and capital gains distributions in shares of another Tocqueville Fund. You may authorize either of these options by calling the Transfer Agent at 1-800-697-3863 and requesting an optional shareholder services form. You must complete the form and return it to the Transfer Agent before the record date in order for the change to be effective for that dividend or capital gains distribution.


Buying Before a Dividend. If you own shares of a Fund on the record date, you will receive a dividend or capital gains distribution. The distribution will lower the NAV per share on that date and may represent, in substance, a return of basis (your cost); however you will be subject to federal income taxes on this distribution.



Tax Issues. The following tax information is based on tax laws and regulations in effect on the date of this prospectus. These laws and regulations are subject to change. You should consult a tax professional concerning the tax consequences of investing in our Funds as well as for information on state and local taxes which may apply. A statement that provides the federal income tax status of the Funds' distributions will be sent to shareholders promptly at the end of each year.



Distributions to Shareholders. Distributions to shareholders may consist of ordinary income distributions, capital gain distributions or returns of capital. Ordinary income distributions are distributions from a Fund, which include dividends, foreign currency gains and short-term capital gains. Capital gains distributions are distributions of a Fund's long-term capital gain it receives from selling stocks within its portfolio that have satisfied the long-term holding period. You have to pay taxes on both distributions even if you have them automatically reinvested. On some occasions a distribution made in January will have to be treated for tax purposes as having been distributed on December 31 of the prior year.



Gain or Loss on Sale of Shares of a Fund. You will recognize either a gain or loss when you sell shares of your Fund. The gain or loss is the difference between the proceeds of the sale (generally the NAV of the Fund on the date of sale times the number of shares sold) and your adjusted basis. Any loss realized on a taxable sale of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any net capital gain distributions received with respect to the shares. If you sell shares of a Fund at a loss and repurchase shares of the same Fund within 30 days before or after the sale, a deduction for the loss is generally disallowed (a wash sale).



Foreign Source Income and Withholding Taxes. Some of a Fund's investment income may be subject to foreign income taxes that are withheld at the source. If a Fund, such as the International Fund, qualifies and meets certain legal requirements, it may pass-through these foreign taxes to shareholders. Shareholders may then claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid.

                             FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, with respect to the Gold Fund, since inception). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP for the fiscal years ended October 31, 1999, 2000 and 2001, and by other auditors for the preceding fiscal years. PricewaterhouseCoopers LLP's report along with further detail on the Fund's financial statements are included in the annual report, which is available upon your request by calling 1-800-697-3863.


                             THE TOCQUEVILLE FUND

--------------------------------------------------------------------------------


                                                                Year Ended
                                                                October 31,
                                              ----------------------------------------------
                                                2001       2000     1999     1998      1997
                                              --------    -------  -------  -------   -------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year........... $  18.77    $ 17.54  $ 17.00  $ 20.21   $ 15.85
                                              --------    -------  -------  -------   -------
Income from investment operations:
Net investment income........................     0.05       0.05     0.01     0.06      0.06
Net realized and unrealized gain (loss)......    (1.83)      1.65     1.94    (0.93)     5.15
                                              --------    -------  -------  -------   -------
Total from investment operations.............    (1.78)      1.70     1.95    (0.87)     5.21
                                              --------    -------  -------  -------   -------
Less distributions:
Dividends from net investment income.........    (0.07)     (0.02)   (0.07)   (0.06)    (0.06)
Distributions from net realized gains........    (1.93)     (0.45)   (1.34)   (2.28)    (0.79)
                                              --------    -------  -------  -------   -------
Total distributions..........................    (2.00)     (0.47)   (1.41)   (2.34)    (0.85)
                                              --------    -------  -------  -------   -------
Change in net asset value for the year.......    (3.78)      1.23     0.54    (3.21)     4.36
                                              --------    -------  -------  -------   -------
Net asset value, end of year................. $  14.99    $ 18.77  $ 17.54  $ 17.00   $ 20.21
                                              --------    -------  -------  -------   -------
Total Return.................................    (10.8)%      9.9%    12.6%    (4.6)%    34.5%
Ratios/supplemental data
Net assets, end of period (000).............. $ 51,089    $57,379  $57,801  $61,566   $64,998
Ratio to average net assets:
 Expenses (a)................................     1.40%      1.40%    1.36%   1.39 %     1.40%
 Net investment income (a)...................     0.28%      0.28%    0.04%   0.35 %     0.34%
Portfolio turnover rate......................       50%        38%      26%     35 %       48%

--------



(a) Net of fees waived amounting to 0.06%, 0.03%, 0.00% and 0.25% of average net assets for the years ended October 31, 2001, 2000, 1999, 1998 and 1997, respectively.

                     THE TOCQUEVILLE SMALL CAP VALUE FUND

--------------------------------------------------------------------------------


                                                                   Year Ended
                                                                  October 31,
                                              --------------------------------------------------
                                                 2001       2000      1999      1998      1997
                                              ----------   -------   -------   -------   -------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year........... $    17.51   $ 15.74   $ 12.59   $ 16.30   $ 13.37
                                              ----------   -------   -------   -------   -------
Income from investment operations:
Net investment income (loss).................      (0.10)    (0.12)    (0.13)    (0.15)    (0.05)
Net realized and unrealized gain (loss)......       1.00      4.29      3.28     (1.83)     4.44
                                              ----------   -------   -------   -------   -------
Total from investment operations.............       0.90      4.17      3.15     (1.98)     4.39
                                              ----------   -------   -------   -------   -------
Less distributions
Distributions from net realized gains........      (3.32)    (2.40)       --     (1.73)    (1.46)
                                              ----------   -------   -------   -------   -------
Total distributions..........................      (3.32)    (2.40)       --     (1.73)    (1.46)
                                              ----------   -------   -------   -------   -------
Change in net asset value for the year.......      (2.42)     1.77      3.15     (3.71)     2.93
                                              ----------   -------   -------   -------   -------
Net asset value, end of year................. $    15.09   $ 17.51   $ 15.74   $ 12.59   $ 16.30
                                              ----------   -------   -------   -------   -------
Total Return.................................        6.3%     28.6 %    25.0 %   (13.4)%    36.0 %
Ratios/supplemental data
Net assets, end of period (000).............. $   40,262   $30,827   $26,188   $21,610   $20,587
Ratio to average net assets:
 Expenses (a)................................       1.52%     1.45 %    1.52 %    1.67 %    1.75 %
 Net investment income (loss) (a)............      (0.69)%   (0.63)%   (0.87)%   (1.12)%   (0.81)%
Portfolio turnover rate......................         47%       87 %      72 %      62 %      95 %

--------

(a) Net of fees waived amounting to 0.35% of average net assets for the year ended October 31, 1997.

                   THE TOCQUEVILLE INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------


                                                                 Year Ended
                                                                October 31,
                                              ----------------------------------------------
                                               2001      2000      1999     1998      1997
                                              -------   -------   -------  -------   -------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year........... $  8.50   $ 11.37   $  8.11  $ 10.19   $ 12.57
                                              -------   -------   -------  -------   -------
Income from investment operations:
Net investment income (loss).................    0.10      0.11      0.05     0.10     (0.03)
Net realized and unrealized gain (loss)......   (1.33)    (1.71)     3.21    (2.07)    (1.67)
                                              -------   -------   -------  -------   -------
Total from investment operations.............   (1.23)    (1.60)     3.26    (1.97)    (1.70)
                                              -------   -------   -------  -------   -------
Less distributions
Dividends from net investment income.........   (0.03)    (0.05)       --    (0.11)    (0.06)
Distributions from net realized gains........      --     (1.22)       --       --     (0.62)
                                              -------   -------   -------  -------   -------
Total distributions..........................   (0.03)    (1.27)       --    (0.11)    (0.68)
                                              -------   -------   -------  -------   -------
Change in net asset value for the year.......   (1.26)    (2.87)     3.26    (2.08)    (2.38)
                                              -------   -------   -------  -------   -------
Net asset value, end of year................. $  7.24   $  8.50   $ 11.37  $  8.11   $ 10.19
                                              -------   -------   -------  -------   -------
Total Return.................................   (14.5)%   (15.9)%    40.2%   (19.4)%   (14.3)%
Ratios/supplemental data
Net assets, end of period (000).............. $67,211   $85,098   $97,676  $68,415   $60,963
Ratio to average net assets:
Expenses (a).................................    1.77 %    1.72 %    1.67%    2.00 %    1.99 %
Net investment income (loss) (a).............    1.17 %    1.06 %    0.52%    0.64 %    0.16 %
Portfolio turnover rate......................      54 %      45 %      78%      77 %      70 %

--------

(a) Net of fees waived amounting to 0.11% of average net assets for the year ended October 31, 1997.

                           THE TOCQUEVILLE GOLD FUND

--------------------------------------------------------------------------------


                                                                                Period from
                                                         Year Ended           June 29, 1998 to
                                                         October 31,          October 31, 1998
                                                ---------------------------   ----------------
                                                 2001      2000      1999
                                                -------   -------   -------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period........... $ 10.03   $ 12.97   $ 10.76        $10.00
                                                -------   -------   -------        ------
Income from investment operations:
Net investment income (loss)...................    0.01     (0.02)    (0.03)         0.00
Net realized and unrealized gain (loss)........    3.07     (2.92)     2.24          0.76
                                                -------   -------   -------        ------
Total from investment operations...............    3.08     (2.94)     2.21          0.76
                                                -------   -------   -------        ------
Less distributions
Dividends from net investment income...........   (0.01)       --        --            --
                                                -------   -------   -------        ------
Total distributions............................   (0.01)       --        --            --
                                                -------   -------   -------        ------
Change in net asset value for the period.......    3.07     (2.94)     2.21          0.76
                                                -------   -------   -------        ------
Net asset value, end of period................. $ 13.10   $ 10.03   $ 12.97        $10.76
                                                -------   -------   -------        ------
Total Return...................................    30.8 %   (22.7)%    20.6 %         7.6%(b)
Ratios/supplemental data
Net assets, end of period (000)................ $25,057   $16,049   $19,194        $8,229
Ratio to average net assets:
 Expenses (a)..................................    1.94 %    1.96 %    1.98 %        1.98%(c)
 Net investment income (loss) (a)..............    0.09 %   (0.21)%   (0.33)%        0.64%(c)
Portfolio turnover rate........................      58 %      31 %      44 %           1%

--------

(a) Net of fees waived amounting to 0.19%, 0.00%, 0.36%, and 2.25% of average net assets for the years ended October 31, 2001, 2000, 1999, and 1998 respectively.


(b) Not annualized.


(c) Annualized.

[LOGO] Tocqueville


Statement of Additional Information. The Statement of Additional Information provides a more complete discussion about the Funds and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.

Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about each Fund's investments, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


To Review or Obtain this Information: The Statement of Additional Information and annual and semi-annual reports are available without charge upon your request by calling us at (800) 697-3863 or by calling or writing a broker-dealer or other financial intermediary that sells our Funds. This information may be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission or by visiting the SEC's World Wide Website at http://www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. In addition, this information may be obtained for a fee by writing or calling the Public Reference Room of the Securities and Exchange Commission, Washington, DC 20549-0102 or by electronic request at publicinfo@sec.gov. You can obtain information about the operation of the SEC's Public Reference Room by calling
(800) SEC-0330.


You are invited to visit our website at www.tocqueville.com

Investment Company Act file no. 811-4840.

STATEMENT OF ADDITIONAL INFORMATION - February 28, 2002.


                              THE TOCQUEVILLE TRUST

                              THE TOCQUEVILLE FUND
                      THE TOCQUEVILLE SMALL CAP VALUE FUND
                    THE TOCQUEVILLE INTERNATIONAL VALUE FUND
                            THE TOCQUEVILLE GOLD FUND

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus and should be read in conjunction with the Trust's current Prospectus, copies of which may be obtained by writing The Tocqueville Trust, c/o US Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or calling (800) 697-3863.

     This Statement of Additional Information relates to the Trust's Prospectus which is dated February 28, 2002.

                                TABLE OF CONTENTS


                                                                            Page
Fund History ..............................................................    2
Investment Policies and Risks .............................................    2
Investment Restrictions ...................................................    9
Management ................................................................   11
Control Persons and Principal Holders of Securities .......................   13
Investment Advisory and Other Services ....................................   14
Portfolio Transactions and Brokerage Allocation ...........................   17
Allocation of Investments .................................................   19
Computation of Net Asset Value ............................................   19
Purchase and Redemption of Shares .........................................   20
Tax Matters ...............................................................   20
Performance Calculation ...................................................   27
General Information .......................................................   28
Reports ...................................................................   29
Financial Statements ......................................................   30
Counsel and Independent Accountants .......................................   30
Shareholder Inquiries .....................................................   30

                                  FUND HISTORY

     The Tocqueville Trust (the "Trust") is a Massachusetts business trust organized on September 17, 1986, currently consisting of four separate funds (each, a "Fund" or, collectively, the "Funds"). Each Fund is an open-end, diversified management investment company with a different investment objective. The Tocqueville Fund's investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in securities of United States issuers. The Tocqueville Small Cap Value Fund's (the "Small Cap Fund") investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in securities of small-capitalization issuers located in the United States. The Tocqueville International Value Fund's (the "International Fund") investment objective is long-term capital appreciation consistent with preservation of capital which it seeks to achieve by investing primarily in securities of non-U.S. issuers. The Tocqueville Gold Fund's (the "Gold Fund") investment objective is long-term capital appreciation which it seeks to achieve by investing in gold, securities of companies located throughout the world that are engaged in mining or processing gold ("gold related securities"), other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals ("other precious metal securities"). In each Fund, there is minimal emphasis on current income. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Funds should be made without first reading the Funds' Prospectus.

                          INVESTMENT POLICIES AND RISKS

The following descriptions supplement the investment policies of each Fund set forth in the Prospectus. Each Fund's investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Prospectus and this Statement of Additional Information.

Writing Covered Call Options on Securities and Stock Indices

          The International Fund and the Gold Fund may write covered call options on optionable securities or stock indices of the types in which they are permitted to invest from time to time as their Investment Advisor determines is appropriate in seeking to attain their objective. A call option written by a Fund gives the holder the right to buy the underlying securities or index from the Fund at a stated exercise price. Options on stock indices are settled in cash.

          Each Fund may write only covered call options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities or cash satisfying the cover requirements of securities exchanges).

          Each Fund will receive a premium for writing a covered call option, which increases the return of a Fund in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security or index to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security or index. By writing a covered call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security or index above the exercise price of the option.

          Each Fund may terminate an option it has written prior to the option's expiration by entering into a closing purchase transaction in which an option is purchased having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security (or securities) owned by a Fund.

Purchasing Put and Call Options on Securities and Stock Indices

          The International Fund and the Gold Fund may purchase put options on securities and stock indices to protect its portfolio holdings in an underlying stock index or security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security or index at the put exercise price regardless of any decline in the underlying market price of the security or index. In order for a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security or index by the premium paid for the put option and by transaction costs, but it will retain the ability to benefit from future increases in market value.

          The International Fund and the Gold Fund each also may purchase call options to hedge against an increase in prices of stock indices or securities that it ultimately wants to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security or index at the exercise price regardless of any increase in the underlying market price of the security or index. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security or index at the time it purchased the call option by the premium paid for the call option and by transaction costs, but it limits the loss it will suffer if the security or index declines in value to such premium and transaction costs.

          The Gold Fund also may purchase puts and calls on gold and other precious metals that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of gold and other precious metals and against increases in the dollar cost of gold and other precious metals to be acquired.

Borrowing

          Each Fund, from time to time, may borrow up to 10% of the value of its total assets from banks at prevailing interest rates as a temporary measure for extraordinary or emergency purposes. A Fund may not purchase securities while borrowings exceed 5% of the value of its total assets.

Repurchase Agreements

          Each Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund. The Funds will receive interest from the institution until the time when the repurchase is to occur.

          Each Fund always will receive as collateral U.S. Government Securities, U.S. Government agencies or short-term money market securities whose market value is equal to at least 100% of the amount invested by the Fund, and each Fund will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account of its custodian. If the seller institution defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Funds attempt to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.

Futures Contracts

          The Gold Fund and the International Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, currency or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. Government agency.

          Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

          After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Fund expects to earn interest income on its margin deposits.

          In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the CFTC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. A Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

          When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

          A Fund will only sell futures contracts to protect securities and currencies it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

          A Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Restricted Securities

          Each Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are technically considered "restricted securities," the Funds may each purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the "Illiquid Securities" section, provided that a determination is made that such securities have a readily available trading market. Each Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act of 1933 ("4(2) Paper"). The Investment Advisor will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees (the "Trustees"). The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Investment Advisor, and if as a result of changed conditions, it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, a Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Temporary Investments

          The Funds do not intend to engage in short-term trading on an ongoing basis. Current income is not an objective of the Funds, and any current income derived from a Fund's portfolio will be incidental. For temporary defensive purposes, when deemed necessary by the Investment Advisor, each Fund may invest up to 100% of its assets in U.S. Government obligations or "high-quality" debt obligations of companies incorporated and having principal business activities in the United States. When a Fund's assets are so invested, they are not invested so as to meet the Fund's investment objective. "High-quality" short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one nationally recognized statistical ratings organization ("NRSRO") (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") or "P-1" or "P-2" by Moody's Investors Service, Inc. ("Moody's")) or (2) are unrated by an NRSRO but are determined by the Investment Advisor to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees.

Portfolio Turnover

          It is anticipated that the annual turnover rate for each Fund should not exceed 150%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized gains to a Fund, a Fund's distributions of taxable income or capital gains may increase.

Investments In Debt Securities

          With respect to investment by the Small Cap Fund, the International Fund and the Gold Fund in debt securities, there is no requirement that all such securities be rated by a recognized rating agency. However, it is the policy of each Fund that investments in debt securities, whether rated or unrated, will be made only if they are, in the opinion of the Investment Advisor, of equivalent quality to "investment grade" securities. "Investment grade" securities are those rated within the four highest quality grades as determined by Moody's or S&P. Securities rated Aaa by Moody's and AAA by S&P are judged to be of the best quality and carry the smallest degree of risk. Securities rated Baa by Moody's and BBB by S&P lack high quality investment characteristics and, in fact, have speculative characteristics as well. Debt securities are interest-rate sensitive; therefore their value will tend to decrease when interest rates rise and increase when interest rates fall. Such increase or decrease in value of longer-term debt instruments as a result of interest rate movement will be larger than the increase or decrease in value of shorter-term debt instruments.

Investments In Other Investment Companies

          Each Fund may invest in other investment companies. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. The Investment Advisor has agreed to waive its management fees with respect to the portion of a Fund's assets invested in shares of any other portfolio of The Tocqueville Trust.

Short Sales

          The Tocqueville Fund, the Small Cap Fund and the Gold Fund will not make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Any gain realized by a Fund on such sales will be recognized at the time the Fund enters into the short sales.

Risks Associated With Foreign Investments

          Consistent with their respective investment objectives and policies, the Tocqueville Fund, the Small Cap Fund and the Gold Fund may invest indirectly in foreign assets through ADRs, which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank, and may directly or indirectly invest in securities of foreign issuers. Direct and indirect investments in securities of foreign issuers may involve risks that are not present with domestic investments and there can be no assurance that a Fund's foreign investments will present less risk than a portfolio of domestic securities. Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Settlement of transactions in some foreign markets may be delayed or less frequent than in the United States, which could affect the liquidity of each Fund's portfolio. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability or revolution, or diplomatic developments which could affect investments in those countries.

          The value of each Fund's investments denominated in foreign currencies may depend in part on the relative strength of the U.S. dollar, and a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S.

dollar. When a Fund invests in foreign securities they will usually be denominated in foreign currency, and the Fund may temporarily hold funds in foreign currencies. Thus, each Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by each Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

Special Risks Associated With The Tocqueville International Value Fund

          In addition to the risks described above, the economies of other countries may differ unfavorably from the United States economy in such respects as growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Further, such economies generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by any trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in countries with which they trade.

          The Fund may invest, without limit, in companies located in emerging markets. An emerging market is any country that the World Bank has determined to have a low or middle income economy and may include every country in the world except the United States, Australia, Canada, Japan, New Zealand and most countries in Western Europe such as Belgium, Denmark, France, Germany, Great Britain, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland. Specifically, any change in the leadership or policies of the governments of emerging market countries in which the Funds invest or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse certain beneficial economic policies of such countries and thereby eliminate any investment opportunities which may currently exist.

Risk Factors in Futures Transactions

          Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which also may cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Funds are only for hedging purposes, the Investment Advisor does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. A Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

          Utilization of futures transactions by the Funds does involve the risk of imperfect or no correlation where the securities underlying the futures contract have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Conclusion

          Unlike the fundamental investment objective of each Fund set forth above and the investment restrictions set forth below which may not be changed without shareholder approval, the Funds have the right to modify the investment policies described above without shareholder approval.

                             INVESTMENT RESTRICTIONS

          The following fundamental policies and investment restrictions have been adopted by the Funds and except as noted, such policies and restrictions cannot be changed without approval by the vote of a majority of the outstanding voting shares of a Fund which, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Funds may not:

                        (1)  issue senior securities;

                        (2) concentrate their investments in particular industries. Less than 25% of the value of a Fund's assets will be invested in any one industry;

                        (3) with respect to 75% of the value of a Fund's assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer, or more than 10% of the outstanding voting securities of any one issuer would be owned by the Fund;

                (4) make loans of money or securities other than (a) through the purchase of publicly distributed bonds, debentures or other corporate or governmental obligations, (b) by investing in repurchase agreements, and (c) by lending its portfolio securities, provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

                (5) borrow money except from banks and not in excess of 10% of the value of a Fund's total assets. A Fund may not purchase securities while borrowings exceed 5% of the value of its total assets;

                (6) buy or sell real estate, commodities, or commodity contracts, except a Fund may purchase or sell futures or options on futures;

                (7) underwrite securities;

                (8) invest in precious metals other than in accordance with a Fund's investment objective and policy, if as a result the Fund would then have more than 10% of its total assets (taken at current value) invested in such precious metals; and

                (9) participate in a joint investment account.

             The following restrictions are non-fundamental and may be changed by the Trust's Board of Trustees. Pursuant to such restrictions, the Funds will not:

                (1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund;

                (2) purchase the securities of any other investment company, if a purchasing Fund, immediately after such purchase or acquisition, owns in the aggregate, (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or
(iii) securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund;

                (3) invest more than 10% of its total net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Advisor shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

                (4) except for The Tocqueville International Value Fund, invest in securities of foreign issuers other than in accordance with the respective Fund's investment objective and policy, if as a result a Fund would then have more than 25% of its total assets (taken at current value) invested in such foreign securities.

          If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a fund's assets will not constitute a violation of such restriction.

                                   MANAGEMENT

          The overall management of the business and affairs of each Fund is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust or each Fund and persons or companies furnishing services to the Funds, including a Fund's agreement with an investment advisor, custodian and transfer agent. The day-to-day operations of the Funds are delegated to each Fund's officers subject always to the investment objectives and policies of each Fund and to general supervision by the Trust's Board of Trustees.

          The Trustees and officers and their principal occupations are noted below. Unless otherwise indicated the address of each Trustee and executive officer is 1675 Broadway, New York, New York 10019.

Francois Daniel Sicart,* 58, Chairman, Principal Executive Officer and Trustee. Chairman and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. ("TMC") from January, 1990 to present; Chairman and Chief Executive Officer, Tocqueville Asset Management Corp. from December, 1985 to January, 1990; Vice Chairman of Tucker Anthony Management Corporation, from 1981 to October 1986; Vice President (formerly general partner) and other positions with Tucker Anthony, Inc. from 1969 to January, 1990.

James B. Flaherty, 66, Trustee. President and Partner, Troutbeck Conference Center and Country Inn from October, 1979 to present; Vice President, Leedsville Realty and Construction Corp. from 1980 to present; Associate Creative Director, Young and Rubicam Advertising, and Dentsu, Young and Rubicam from March, 1983 to February, 1985; Creative Director and Senior Vice President, Tinker Campbell Ewald from October, 1977 to November, 1980.

Inge Heckel, 61,Trustee. President, New York School of Interior Design, 1996 to present; Management Consultant, 1988 to 1996; Executive Director, Princess Grace Foundation U.S.A. from June, 1986 to September, 1988; Vice President and Assistant Secretary, The Asia Society from September, 1984 to June, 1986; Executive Director, Metropolitan Boston Zoos from September, 1982 to July, 1984; President, Bradford College, Bradford, Massachusetts from September, 1979 to June, 1982; Trustee of Bradford College; Former Director and Chairman, Public Relations Committee, International Counsel of Museums (UNESCO); Former Director, BayBank/Merrimack Valley; Member, Art Advisory Board, Mount Holyoke College Art Museum.

_______________________

* Interested person of the Funds as defined in the 1940 Act.

Robert Kleinschmidt,* 52, President, Principal Operating Officer, Principal Financial Officer, Treasurer and Trustee. President, TAM from January, 1994 to present and Managing Director from July, 1991 to January, 1994. Partner, David
J. Greene & Co., May, 1978 to July, 1991. Assistant Vice President, Irving Trust Co., July, 1976 to May, 1978.

Francois Letaconnoux, 50, Trustee. Director, President and Chief Executive Officer, Lepercq Inc., Lepercq, de Neuflize & Co Incorporated and Lepercq, de Neuflize Securities Inc. since 1993.

Lucille G. Bono, 68, Trustee. Retired. Formerly, Financial services consultant, 1997 to 2000; Operations and administrative manager, Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1995 to November 1997; similar responsibilities, Tocqueville Asset Management Corp., December 1985 to January 1990; operations and administration staff, Tucker Anthony Inc. (and predecessors), April 1954 to January 1990.

Larry M. Senderhauf, 53, Trustee. Retired. Formerly, President, LMS 33 Corp., 1983 to 1985 Vice President, NCCI Corp. 1985 to 1995; President, Cash Unlimited, 1980-1986; President, Financial Exchange Corp., 1981-1986; President, LMS Development Corp., 1986-1995; Vice President, Pacific Ring Enterprises, 1982-1995.

Guy A. Main, 65, Trustee. Retired. Formerly, Chairman and President, Condor Insurance Company, September 1986 to April 1999; Chairman, President and Chief Executive Officer, Condor Services Inc., March 1989 to March 1996; Executive Vice President and Director, Amwest Insurance Group, Inc., March 1996 to April 1999.

James W. Gerard,* 40, Trustee. Managing Director, The Chart Group since January 2001, Managing Principal, Ironbound Partners October 1998 to December 2000; Director of Sales and Marketing, Tocqueville Asset Management Corp. 1993 to 1998; Vice Chairman and Treasurer, ASPCA, since 1997.

          Under the terms of the Massachusetts General Corporation Law, the Funds may indemnify any person who was or is a Trustee, officer or employee of each Fund to the maximum extent permitted by the Massachusetts General Corporation Law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Funds only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Board of Trustees, by a majority vote of a quorum which consists of Trustees who are neither "interested persons" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding, or (ii) if the required quorum is not obtained or if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by a Fund to any Trustee or officer of the Fund for any liability to a Fund or it shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


          The Funds do not pay direct remuneration to any officer of a Fund. As
of January 31, 2002, the Trustees and officers as a group owned beneficially   %
of the Tocqueville Fund's outstanding shares,    % of the International Fund's
outstanding shares,   % of the Small Cap Fund's outstanding shares, and    % of
the Gold Fund's outstanding shares, all of which were acquired for investment purposes. For the fiscal year ended October 31, 2001, the Trust paid the
"disinterested" Trustees an aggregate of $   ; each disinterested Trustee
received $    per Board meeting and $
per Audit Committee meeting. Each Fund contributes one quarter of the disinterested Trustees' compensation. The Trust did not reimburse Trustee expenses.

          The table below illustrates the compensation paid to each Trustee for the Trust's most recently completed fiscal year:




                                          Pension or                                 Total
                                          Retirement                              Compensation
                         Aggregate     Benefits Accrued      Estimated Annual    from Fund and
                        Compensation    as Part of Fund        Benefits Upon      Fund Complex
Name of Person           from Fund         Expenses             Retirement      Paid to Trustees
--------------          ------------   ----------------      ----------------   ----------------
Francois Sicart            $    0                 $0                    $0           $    0
Lucille G. Bono            $5,500                 $0                    $0           $5,500
James B. Flaherty          $5,500                 $0                    $0           $5,500
Inge Heckel                $5,500                 $0                    $0           $5,500
Robert Kleinschmidt        $    0                 $0                    $0           $    0
Francois Letaconnoux       $5,000                 $0                    $0           $5,000
Larry M. Senderhauf        $5,500                 $0                    $0           $5,500
Guy A. Main                $2,750                 $0                    $0           $2,750


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          As of January 31, 2002, the following shareholders owned 5% or more of a Fund's shares:

     The Tocqueville Fund:
     --------------------

     Tocqueville Asset Management L.P. held discretion over      shares (    %).

     The Tocqueville Small Cap Value Fund:
     ------------------------------------

     Tocqueville Asset Management L.P. held discretion over      shares (    %).

     The Tocqueville International Value Fund:
     ----------------------------------------

     Tocqueville Asset Management L.P. held discretion over      shares (    %).

     The Tocqueville Gold Fund:
     -------------------------

     Tocqueville Asset Management L.P. held discretion over      shares (    %).

The address of Tocqueville Asset Management L.P. is 1675 Broadway, New York, New York 10019.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreement

          Tocqueville Asset Management L.P. (the "Investment Advisor"), 1675 Broadway, New York, New York 10019, acts as the Investment Advisor to each Fund under a separate investment advisory agreement (the "Agreement" or "Agreements"). Each Agreement provides that the Investment Advisor identify and analyze possible investments for each Fund, determine the amount and timing of such investments, and the form of investment. The Investment Advisor has the responsibility of monitoring and reviewing each Fund's portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments. It is the Investment Advisor's responsibility to cause the purchase and sale of securities in each Fund's portfolio, subject at all times to the policies set forth by the Trust's Board of Trustees. In addition, the Investment Advisor also provides certain administrative and managerial services to the Funds. The Investment Advisor is an affiliate of Tocqueville Securities, L.P., the Funds' distributor.

          The Investment Advisory Agreement was most recently approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust or the Investment Advisor nor have any direct or indirect financial interest in the operation of the investment advisory agreement or in any related agreement (the "Independent Trustees") at a meeting held on September 27, 2001.

          The Investment Advisory Agreement is subject to approval by (1) either the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act); and
(2) by vote of a majority of the Fund's Trustees who are not interested persons (as defined in Section 2(a)(19) of the Investment Company Act) of the Investment Advisor by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement will automatically terminate in the event of its assignment.

          The Investment Advisor receives a fee from: (1) both the Tocqueville Fund and the Tocqueville Small Cap Value Fund, calculated daily and payable monthly, for the performance of its services at an annual rate of .75% on the first $500 million of the average daily net assets of each Fund, and .65% of average daily net assets in excess of $500 million; (2) both the Tocqueville International Value Fund and the Tocqueville Gold Fund, calculated daily and payable monthly, for the performance of its services at an annual rate of 1.00% on the first $500 million of the average daily net assets, .75% of average daily net assets in excess of $500 million but not exceeding $1 billion and 0.65% on balances in excess of $1 billion. Each fee is accrued daily for the purposes of determining the offering and redemption price of such Fund's shares. The advisory fees are higher than that paid by most investment companies but the Board of Trustees believes them to be reasonable in light of the services each Fund receives thereunder.

                                  ADVISORY FEES


       Fund Name                 Fiscal Year Ended             Fiscal Year Ended            Fiscal Year Ended
                                  October 31, 1999              October 31, 2000             October 31, 2001
The Tocqueville Fund          Advisory Fee:  $454,758       Advisory Fee:  $422,783       Advisory Fee: $432,078
                              Fee Waived:    $0             Fee Waived:    $18,519        Fee Waived:   $37,686

The Tocqueville Small Cap     Advisory Fee:  $182,745       Advisory Fee:  $256,592       Advisory Fee: $279,706
Value Fund                    Fee Waived:    $0             Fee Waived:    $0             Fee Waived:   $0

The Tocqueville               Advisory Fee:  $787,330       Advisory Fee:  $917,595       Advisory Fee: $799,210
International Value Fund      Fee Waived:    $0             Fee Waived:    $0             Fee Waived:   $0

The Tocqueville Gold Fund     Advisory Fee:  $74,050        Advisory Fee:  $184,506       Advisory Fee: $199,315
                              Fee Waived:    $42,689        Fee Waived:    $0             Fee Waived:   $38,410


          Under the terms of the Agreements, each Fund pays all of its expenses (other than those expenses specifically assumed by the Investment Advisor and each Fund's distributor) including the costs incurred in connection with the maintenance of its registration under the Securities Act of 1933, as amended, and the 1940 Act, printing of prospectuses distributed to shareholders, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agents, expenses of outside counsel and independent accountants, preparation of shareholder reports, and expenses of Trustee and shareholder meetings.

          Each Agreement may be terminated without penalty on 60 days' written notice by a vote of the majority of the Trust's Board of Trustees or by the Investment Advisor, or by holders of a majority of each Fund's outstanding shares. Each Fund's Agreement will continue for two years from its effective date and from year-to-year thereafter provided it is approved, at least annually, in the manner stipulated in the 1940 Act. This requires that each Agreement and any renewal thereof be approved by a vote of the majority of the Fund's Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.

Distribution Agreement

          Tocqueville Securities L.P., 1675 Broadway, New York, New York 10019, serves as the Fund's distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement dated March 1, 1991. The0 Distributor is0 an affiliate of the Investment Advisor. The Fund appoints the Distributor to act as its underwriter to promote and arrange for the sale of shares of beneficial interest of the Fund to the public through its sales representatives and to investment dealers as long as it has unissued and/or treasury shares available for sale. The Distributor shall bear the expenses of printing and distributing prospectuses and statements of additional information (other than those prospectuses and statements of additional information required by applicable laws and regulations to be distributed to the shareholders by the Fund and pursuant to any Rule 12b-1 distribution plan), and any other promotional or sales literature which are used by the Distributor or furnished by the Distributor to purchasers or dealers in connection with the Distributor's activities. While the Distributor is not obligated to sell any specific amount of the Trust's shares, the Distributor has agreed to devote reasonable time and effort to enlist investment dealers and otherwise promote the sale and distribution of Fund shares as well as act as Distributor for the sale and distribution of the shares of the Fund as such arrangements may profitably be made.


           The Distribution Agreement was most recently approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust or the Distributor nor have any direct or indirect financial interest in the operation of the distribution plan or in any related agreement (the "Independent Trustees") at a meeting held on September 27, 2001.

           The Distribution Agreement is subject to approval by (1) either the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act); and
(2) by vote of a majority of the Fund's Trustees who are not interested persons (as defined in Section 2(a)(19) of the Investment Company Act) of the Distributor by votes cast in person at a meeting called for such purpose. The Distribution Agreement will automatically terminate in the event of its assignment.

          As further described under "Investment Advisory and other Services - Distribution and Service Plans," the Distributor may receive payments pursuant to the Funds' Rule 12b-1 Plans.

Distribution and Service Plans

          Each Fund has adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (each a "Plan"). The Plans provide that a Fund may pay Rule 12b-1 distribution and service fees of .25% per annum of such Fund's average daily net assets.


          Each plan provides that a Fund may finance activities which are primarily intended to result in the sale of each Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents including Tocqueville Securities L.P. ("Tocqueville Securities") who enter into agreements with each Fund or its distributor. For the fiscal year ended October 31, 2001, The Tocqueville Fund paid fees in the amount of $144,025, of which $13,787 was spent on advertising, $1,676 was spent on printing and mailing of prospectuses to other than current shareholders, $0 was spent on compensation to underwriters, $29,699 was spent on compensation to broker-dealers and $0 was spent on compensation to sales personnel. The Tocqueville Small Cap Value Fund paid fees in the amount of $93,235, of which $8,455 was spent on advertising, $1,676 was spent on printing and mailing of prospectuses to other than current shareholders, $0 was spent on compensation to underwriters, $29,149 was spent on compensation to broker-dealers and $0 was spent on compensation to sales personnel. The Tocqueville International Value Fund paid fees in the amount of $199,803, of which $19,401 was spent on advertising, $1,676 was spent on printing and mailing of prospectuses to other than current shareholders, $0 was spent on compensation to underwriters, $15,828 was spent on compensation to broker-dealers and $0 was spent on compensation to sales personnel. The Tocqueville Gold Fund paid fees in the amount of $49,829, of which $4,441 was spent on advertising, $1,822 was spent on printing and mailing of prospectuses to other than current shareholders, $0 was spent on compensation to underwriters, $9,559 was spent on compensation to broker-dealers and $0 was spent on compensation to sales personnel.

          In approving the Plans in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Trustees (including the "disinterested" Trustees, as defined in the 1940 Act) considered various factors and determined that there is a reasonable likelihood that each Plan will benefit its Fund and its shareholders. Each Plan will continue in effect from year to year if specifically approved annually (a) by the majority of such Fund's outstanding voting shares or by the Board of Trustees and (b) by the vote of a majority of the disinterested Trustees. While the Plans remain in effect, each Fund's Principal Financial Officer shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by each Fund under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to each of the Plans must be approved by the Board of Trustees and by the disinterested Trustees cast in person at a meeting called specifically for that purpose. While the Plans are in effect, the selection and nomination of the disinterested Trustees shall be made by those disinterested Trustees then in office.

Administrative Services Agreement

          Tocqueville Asset Management L.P. supervises administration of the Funds pursuant to an Administrative Services Agreement with each Fund. Under the Administrative Services Agreement, Tocqueville Asset Management L.P. supervises the administration of all aspects of each Fund's operations, including each Fund's receipt of services for which the Fund is obligated to pay, provides the Funds with general office facilities and provides, at each Fund's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Funds. Those persons, as well as certain employees and Trustees of the Funds, may be directors, officers or employees of (and persons providing services to the Funds may include) Tocqueville Asset Management L.P. and its affiliates. For these services and facilities, Tocqueville Asset Management L.P. receives with respect to each Fund a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund.

          PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

          Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for each Fund are made by the Investment Advisor. The Investment Advisor is authorized to allocate the orders placed by it on behalf of a Fund to such unaffiliated brokers who also provide research or statistical material, or other services to the Fund or the Investment Advisor for the Fund's use. Such allocation shall be in such amounts and proportions as the Investment Advisor shall determine and the Investment Advisor will report on said allocations regularly to the Board of Trustees indicating the unaffiliated brokers to whom such allocations have been made and the basis therefor. In addition, the Investment Advisor may consider sales of shares of each Fund and of any other funds advised or managed by the Investment Advisor as a factor in the selection of unaffiliated brokers to execute portfolio transactions for each Fund, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to the requirements of best execution. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, a Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

          In selecting a broker to execute each particular transaction, the Investment Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and, the value of the expected contribution of the broker to the investment performance of the Funds on a continuing basis. Accordingly, the cost of the brokerage commissions to a Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Investment Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay an unaffiliated broker that provides research services to the Investment Advisor for each Fund's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if the Investment Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Advisor's ongoing responsibilities with respect to the Funds. Neither the Funds nor the Investment Advisor has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Investment Advisor for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Investment Advisor and, therefore, may have the effect of reducing the expenses of the Investment Advisor in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, its receipt by the Investment Advisor probably does not reduce the overall expenses of the Investment Advisor to any material extent. For the fiscal year ended October 31, 1999, the Tocqueville Fund, Small Cap Fund, International Fund and Gold Fund paid total brokerage commission on portfolio transactions in the amount of $73,818, $136,686, $621,292 and $121,763, respectively. For the fiscal year ended October 31, 2000, the Tocqueville Fund, Small Cap Fund, International Fund and Gold Fund paid total brokerage commission on portfolio transactions in the amount of $120,883, $278,822, $401,354 and $76,813 respectively. For the fiscal year ended October 31, 2001, the Tocqueville Fund, Small Cap Fund, International Fund and Gold Fund paid total brokerage commission on portfolio transactions in the amount of $168,089, $147,028, $395,780 and $158,502, respectively. Commissions earned by Tocqueville Securities L.P., the Funds' distributor for services rendered as a registered broker-dealer in securities transactions for the fiscal years ended October 31, 1999, 2000 and 2001, respectively, were: the Tocqueville Fund: $37,788, $69,463 and $82,050, respectively; the Small Cap Fund: $62,055, $147,782 and $56,296, respectively; the International Fund: $8,800, $21,806 and $55,128, respectively; and the Gold
Fund: $32,320, $32,492 and $17,538, respectively. For the fiscal year ended October 31, 2001, the percentage of each Fund's brokerage commissions paid, and the aggregate dollar amount of transactions involving the payment of such commissions, to Tocqueville Securities L.P. were: the Tocqueville Fund: 49% and $52,660,040, respectively; the Small Cap Fund: 38% and $33,056,582, respectively; the International Fund: 14% and $81,731,730, respectively; and the Gold Fund: 11% and $22,869,442, respectively.

          The investment information provided to the Investment Advisor is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Investment Advisor's own internal research and investment strategy capabilities. The nature of research services provided takes several forms including the following: advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and computerized valuation screens. The Investment Advisor's policy is to make an internal allocation of brokerage commissions to a limited number of brokers for economic research and for valuation models and screens. Another internal allocation is made to a limited number of brokers providing broad-based coverage of industries and companies, and also to brokers which provide specialized information on individual companies. Research services furnished by brokers through which the Funds effect securities transactions are used by the Investment Advisor in carrying out its investment management responsibilities with respect to all its clients' accounts.

                            ALLOCATION OF INVESTMENTS

          The Investment Advisor has other advisory clients which include individuals, trusts, pension and profit sharing funds, some of which have similar investment objectives to the Funds. As such, there will be times when the Investment Advisor may recommend purchases and/or sales of the same portfolio securities for each Fund and its other clients. In such circumstances, it will be the policy of the Investment Advisor to allocate purchases and sales among the Funds and its other clients in a manner which the Investment Advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. Simultaneous transactions may have an adverse effect upon the price or volume of a security purchased by each Fund.

                         COMPUTATION OF NET ASSET VALUE

          Each Fund will determine the net asset value of its shares once daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each day that the Exchange is open for business. Each Fund may make or cause to be made a more frequent determination of the net asset value and offering price, which determination shall reasonably reflect any material changes in the value of securities and other assets held by a Fund from the immediately preceding determination of net asset value. The net asset value is determined by dividing the market value of a Fund's investments as of the close of trading plus any cash or other assets (including dividends receivable and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund's shares outstanding. Securities traded on the New York Stock Exchange or the American Stock Exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Securities sold short "against the box" will be valued at market as determined above; however, in instances where a Fund has sold securities short against a long position in the issuer's convertible securities, for the purpose of valuation, the securities in the short position will be valued at the "asked" price rather than the mean of the last "bid" and "asked" prices. Investments in gold bullion will be valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchanges quotations. Where there are no readily available quotations for securities they will be valued at a fair value as determined by the Board of Trustees acting in good faith.

                       PURCHASE AND REDEMPTION OF SHARES

          A complete description of the manner by which a Fund's shares may be purchased and redeemed appears in the Prospectus under the headings "Purchase of Shares" and "Redemption of Shares" respectively.

          Investors may, if they wish, invest in the Funds through securities dealers with which they have accounts. Securities dealers may also designate their agents and affiliates as intermediaries to receive purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when the securities dealer or its designated agent or affiliate receives the order. Orders will be priced at a Fund's net asset value next computed after the orders are received by the securities dealers or its designated agent or affiliate.

                                   TAX MATTERS

          The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company
-----------------------------------------------

          Each Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As a regulated investment company, a Fund is not subject to federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of long term capital gains over long term capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year, and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year for this purpose.

          Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's total assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of any one issuer and does not hold more than 10% of the outstanding voting securities of any one issuer), and no more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

          In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

          If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

          In general, gain or loss recognized by a Fund on the disposition of an asset or as a result of certain constructive sales will be a capital gain or loss. However, there are numerous exceptions to the rule, pursuant to which gain on the disposition of an asset is treated as ordinary income. For example, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto attributable to changes in foreign currency exchange rates, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss.

          Further, the Code also treats as ordinary income a portion of the capital gain attributable to certain transactions where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction.

          In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

          Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

          Certain transactions that may be engaged in by the Funds (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to
Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

          A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualifying electing fund (a "QEF"), in which case it will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, for tax years beginning after December 31, 1997, the Fund may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the following taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

          Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund's holding period in the PFIC stock,
(2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

          Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

Excise Tax on Regulated Investment Companies
--------------------------------------------

          A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

          Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions
------------------

          Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

          A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the 0 Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon a Fund's disposition of domestic "small business" stock will be subject to tax.

          Conversely, if a Fund decides to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate although in such a case it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder will be required to report his or her pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

          Dividends paid by the International Fund generally should not qualify for the 70% dividends-received deduction for corporate shareholders. Ordinary income dividends paid by the Tocqueville Fund and the Small Cap Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of the Code any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if certain provisions of the Code apply.

          A corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in alternative minimum taxable income.

          Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. Some of a Fund's investment income may be subject to foreign income taxes that are withheld at the source. Unless a Fund qualifies for and makes a special election, foreign taxes reduce net investment income of the Fund and are borne at the Fund level rather than passed through to shareholders under the applicable tax laws. If a Fund, such as the Tocqueville International Fund, qualifies and meets certain legal requirements, it may pass-through these foreign taxes to shareholders. Shareholders may then claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid. If more than 50% of the value of a Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

          Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

          Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

          Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

          Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding of 30% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Lower rates of backup withholding are scheduled to be phased in over the next several years under the 2001 tax legislation.

Sale or Redemption of Shares
----------------------------

          A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at a maximum rate of 20% (10% if an individual shareholder is, and would be after accounting for such gain, eligible for the 15% tax bracket for ordinary income) if the holder has held such shares for more than 12 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

          If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and
(3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Foreign Shareholders
--------------------

          Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

          If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from a Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

          If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

          In the case of a foreign shareholder other than a corporation, a Fund may be required to withhold U.S. federal income tax at a backup withholding rate of 30% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his foreign status.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation; State and Local Tax Considerations
----------------------------------------------------------------

          The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

          Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                             PERFORMANCE CALCULATION

          For purposes of quoting and comparing the performance of each Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under rules promulgated by the Securities and Exchange Commission ("SEC"), a fund's advertising performance must include total return quotations calculated according to the following formula:

          P(1 + T)n     =    ERV
          Where: P      =    a hypothetical initial payment of $1,000
                             T = average annual total return
                             n = number of years (1, 5 or 10)
                 ERV    =    ending redeemable value of a hypothetical $1,000
payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof.)

          Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5 and 10 year periods of a Fund's existence or such shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by a Fund would be included at that time.

          In addition to the total return quotations discussed above, a Fund may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's Post-Effective Amendment to its Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                               a-b
                YIELD =   2[( ----- +1)6-1]
                               cd

   Where: a =   dividends and interest earned during the period.
          b =   expenses accrued for the period (net of reimbursements).
          c =   the average daily number of shares outstanding during the period that were entitled to receive dividends.
          d =   the maximum offering price per share on the last day of the period.

          Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 expenses are included among the expenses accrued for the period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

          Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under the SEC's rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          Calculated pursuant to the SEC's formula and assuming an ending redeemable value of an initial $1,000 investment, the Tocqueville Fund's total return for the 1 year, 3 year, 5 year and 10 year periods ended October 31, 2001 was (10.88)%, 3.34%, 7.20% and 11.93%, respectively; and the total return for the Small Cap Fund for the 1 year, 3 year, 5 year and since inception periods ended October 31, 2001 was 6.27%, 19.56%, 15.03% and 16.00%, respectively; the total return for the International Fund for the 1 year, 3 year, 5 year and since inception periods ended October 31, 2001 was (14.52)%, 0.25%, (7.00)% and (1.83)%, respectively; and the total return for the Gold Fund for the 1 year, 3 year and since inception periods ended October 31, 2001 was 30.11%, 6.82% and 8.45%, respectively.

          Performance of the Funds may be compared in publications to the performance of various indices and investments for which reliable performance data is available. Further, performance of the Funds may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

                               GENERAL INFORMATION

Organization And Description Of Shares Of the Trust
---------------------------------------------------

          The Trust was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Trust's Declaration of Trust filed September 17, 1986, permits the Trustees to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share in the Trust in an unlimited number of series of shares. The Trust consists of four series, The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund. On August 19, 1991, the Declaration of Trust was amended to change the name of the Trust to "The Tocqueville Trust," and on August 4, 1995, the Declaration of Trust was amended to permit the division of a series into classes of shares. Each share of beneficial interest has one vote and shares equally in dividends and distributions when and if declared by a Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Board of Trustees may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. Shareholders of each series as created will vote as a series to change, among other things, a fundamental policy of each Fund and to approve the Investment Advisory Agreement and Distribution Plan.

          The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.

          Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Code of Ethics
--------------

          The Trust, the Distributor and the Investment Advisor have adopted a Code of Ethics (the "Code") under Rule 17j-1 of the 1940 Act which restricts the personal securities transactions of Access Persons (as defined in Rule 17j-1). Its primary purpose is to ensure that personal trading by such individuals does not disadvantage the Fund. Such persons are required to preclear all security transactions with the Trust's Compliance Officer or his designee and to report all transactions on a regular basis. The Compliance Officer or designee has the responsibility for interpreting the provisions of the Code, for adopting and implementing Procedures for the enforcement of the provisions of the Code, and for determining whether a violation has occurred. In the event of a finding that a violation has occurred, the Compliance officer or designee shall take appropriate action. The Trust, the Distributor and the Investment Advisor have developed procedures for administration of the Code.

                                     REPORTS

          Shareholders receive reports at least semi-annually showing each Fund's holdings and other information. In addition, shareholders receive financial statements examined by the Trust's independent accountants.

                              FINANCIAL STATEMENTS

          The Financial Statements for each Fund for the fiscal year ended October 31, 2001 are incorporated by reference from the Annual Report to Shareholders dated October 31, 2001.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

          Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022, is counsel for the Trust. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been appointed independent accountants for the Trust.

                              SHAREHOLDER INQUIRIES

          Shareholder inquiries should be directed to The Tocqueville Trust c/o US Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, Attention: [name of Fund], or may be made by calling 1-800-697-3863.

PART C.   OTHER INFORMATION
-------   -----------------


ITEM 23.  Exhibits

--------  --------


(a)(1) Agreement and Declaration of Trust of Registrant is filed herewith.

(a)(2) Amendment to the Agreement and Declaration of Trust of Registrant dated August 4, 1995 is filed herewith.

(b)           By-laws of Registrant is filed herewith.

(c) Specimen certificate for shares of beneficial interest of Registrant is filed herewith.

(d)(1) Form of Investment Advisory Agreement between Registrant on behalf of The Tocqueville Gold Fund and Tocqueville Asset Management L.P. (4)


(d)(2) Investment Advisory Agreement between Registrant on behalf of The Tocqueville Fund and Tocqueville Asset Management L.P. is filed herewith.


(d)(3) Investment Advisory Agreement between Registrant on behalf of The Tocqueville Small Cap Value Fund and Tocqueville Asset Management L.P. is filed herewith.

(d)(4) Investment Advisory Agreement between Registrant on behalf of The Tocqueville International Value Fund and Tocqueville Asset Management L.P. is filed herewith.


(e)(1) Distribution Agreement between Registrant and Tocqueville Securities L.P. (2)

(e)(2) Form of Distribution Agreement between Registrant on behalf of The Tocqueville Gold Fund and Tocqueville Securities L.P. (4)

(f)           None.

(g)(1)        Custodian Agreement between Registrant and Firstar Trust
              Company. (3)

(g)(2) Global Custody Tri-Party Agreement between The Chase Manhattan Bank, Firstar Trust and the Registrant on behalf of The Tocqueville International Value Fund is filed herewith.

(g)(3) Form of Global Custody Tri-Party Agreement between The Chase Manhattan Bank, Firstar Trust and the Registrant on behalf of The Tocqueville Gold Fund is filed herewith.

(g)(4) Form of Custodian Agreement between Registrant on behalf of The Tocqueville Gold Fund and Firstar Trust Company. (4)

(h)(1) Administration Agreement between Registrant and Tocqueville Asset Management L.P. (2)

(h)(2) Transfer Agent Agreement between the Registrant and Firstar Trust Company. (3)

(h)(3) Fund Accounting Servicing Agreement between the Registrant and Firstar Trust Company. (3)

(h)(4) Form of Administration Agreement between Registrant and Tocqueville Asset Management L.P. (4)

(h)(5) Form of Transfer Agent Agreement between the Registrant and Firstar Trust Company. (4)

(h)(6) Form of Fund Accounting Servicing Agreement between the Registrant and Firstar Trust Company. (4)

(h)(7)        Fund Sub-Administration Service Agreement. (6)

(h)(8)        Form of Fulfillment Servicing Agreement. (6)

(i)           Not Applicable.

(j)(1)        Consent of PricewaterhouseCoopers LLP is filed herewith.

(j)(2) Consent of Paul, Hastings, Janofsky & Walker LLP is filed herewith.

(k)           Annual Report for the fiscal year ended October 31, 2001.(5)

(l)           Certificate re: initial $100,000 capital. (1)

(m)(1)        Rule  12b-1 Plan for the Class B shares of The Tocqueville Fund.
              (2)

(m)(2) Rule 12b-1 Plan for the Class B shares of The Tocqueville Europe Fund (now The Tocqueville International Value Fund's Rule 12b-1
             Plan). (2)


(m)(3) Rule 12b-1 Plan for the Class B shares of The Tocqueville Small Cap Value Fund. (2)


(m)(4) Rule 12b-1 Plan for the Class B shares of The Tocqueville Government Fund. (2)


(m)(5)      Rule 12b-1 Plan for The Tocqueville Fund is filed herewith.

(m)(6)      Rule 12b-1 Plan for The Tocqueville Small Cap Value Fund is filed herewith.

(m)(7)      Rule 12b-1 Plan for The Tocqueville International Value Fund is
             filed herewith.

(m)(8)      Rule 12b-1 Plan for The Tocqueville Gold Fund is filed herewith.

(n)         Rule 18f-3 Plan for The Tocqueville Trust is filed herewith.

(o)         Reserved.

(p)         Code of Ethics. (6)
----------

(1)  Previously filed in Pre-Effective Amendment No. 1 on December 2, 1986.

(2) Previously filed in Post-Effective Amendment No. 14 on February 28, 1996, accession number 0000922423-96-000107.

(3) Previously filed in Post-Effective Amendment No. 16 on February 28, 1997, accession number 0000922423-97-000170.

(4) Previously filed in Post-Effective Amendment No. 19 on April 15, 1998, accession number 0000922423-98-000170.

(5) Previously filed in Registrant's N-30D filed on January 7, 2002, accession number 0000950109-02-000114.

(6) Previously filed in Post-Effective Amendment No. 25 on February 28, 2001, accession number 0000950130-01-001088.


ITEM 24.  Persons Controlled By or Under Common Control with Registrant
--------  -------------------------------------------------------------

     None

ITEM 25.  Indemnification

--------  ---------------

     Article VIII of the Registrant's Declaration of Trust provides as follows:

     The Trust shall indemnify each of its Trustees, officers and controlling persons (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

     Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (1) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement;
(ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  Business and Other Connections of Investment Adviser
--------  ----------------------------------------------------

     None.

ITEM 27.  Principal Underwriters

--------  ----------------------

     (a)  None.

     (b) The following information is furnished with respect to the officers and Partners of Tocqueville Securities L.P., the Registrant's principal underwriter. The business address for all persons listed below is 1675 Broadway, New York, New York 10019.

Name and Principal             Positions and Offices with  Positions and Offices
Business Address                 Principal Underwriters       with Registrant
------------------------------ --------------------------  ---------------------
Tocqueville Management Corp.        General Partner                None
 1675 Broadway
New York, New York  10019

Tocqueville Asset Management        Limited Partner         Investment Adviser
 L.P.      1675 Broadway
New York, New York  10019


     (c) Not Applicable. The Registrant's principal underwriter is an affiliated person of the Registrant.

ITEM 28.  Location of Accounts and Records

--------  --------------------------------

     As required by Section 31(a) of the Investment Company Act of 1940, the accounts, books or other documents relating to each of The Tocqueville Fund's, The Tocqueville International Value Fund's, The Tocqueville Small Cap Value Fund's, and The Tocqueville Gold Fund's budget and accruals will be kept by US Bankcorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202. The accounts, books or other documents of each Fund relating to shareholder accounts and records and dividend disbursements also will be kept by US Bankcorp Fund Services, LLC at the same address.

ITEM 29.  Management Services

--------  -------------------

     There are no management-related service contracts not discussed in Parts A and B.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant pursuant to Rule 485(a) has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 30th day of January, 2002.


                        THE TOCQUEVILLE TRUST

                        By:  /s/Francois D. Sicart

                             ---------------------
                               Francois D. Sicart

                           Principal Executive Officer


     As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 30th day of January, 2002.



Signatures                     Title

/s/Francois D. Sicart          Principal Executive Officer and Trustee
-------------------------
Francois D. Sicart

                               Trustee

-------------------------
James B. Flaherty

/s/Inge Heckel                 Trustee

-------------------------
Inge Heckel

/s/ Robert Kleinschmidt        President, Principal Operating Officer,
-------------------------      Principal Financial Officer and Trustee
Robert Kleinschmidt

                               Trustee

-------------------------
Francois Letaconnoux

/s/Lucille G. Bono             Trustee
-------------------------
Lucille G. Bono

/s/ Larry M. Senderhauf        Trustee

-------------------------
Larry M. Senderhauf

                               Trustee
-------------------------
Guy A. Main

/s/ James W. Gerard            Trustee
-------------------------
James W.Gerard

                                INDEX TO EXHIBITS

                               -----------------


Exhibit             Caption

-------             -------

EX-99.a(1)          Agreement and Declaration of Trust of Registrant.

EX-99.a(2)          Amendment to the Agreement and Declaration of the Trust of
                    Registrant dated August 4, 1995.

EX-99.b             By-Laws of the Registrant.

EX-99.c Specimen Certificate for shares of beneficial interest of Registrant.

EX-99.d(2)          Investment Advisory Agreement between Registrant on behalf of The Tocqueville Fund and Tocqueville Asset Management
                    L.P.

EX-99.d(3)          Investment Advisory Agreement between Registrant on behalf of The Tocqueville Small Cap Value Fund and Tocqueville
                    Asset Management L.P.

EX-99.d(4)          Investment Advisory Agreement between Registrant on behalf of The Tocqueville International Value Fund and Tocqueville
                    Asset Management L.P.

EX-99.g(2)          Form of Global Custody Tri-Party Agreement between The Chase
                    Manhattan Bank, Firstar Trust and the Registrant on behalf of The Tocqueville International Fund.

EX-99.g(3)          Form of Global Custody Tri-Party Agreement between The Chase
                    Manhattan Bank, Firstar Trust and the Registrant on behalf of The Tocqueville Gold Fund.

EX-99.j(1)          Consent of PricewaterhouseCoopers LLP.

EX-99.j(2)          Consent of Paul, Hastings, Janofsky and Walker LLP.

EX-99.m(5)          Rule 12b-1 Plan for The Tocqueville Fund.

EX-99.m(6)          Rule 12b-1 Plan for The Tocqueville Small Cap Value Fund.

EX-99.m(7)          Rule 12b-1 Plan for The Tocqueville International Value
                    Fund.

EX-99.m(8)          Rule 12b-1 Plan for The Tocqueville Gold Fund.

EX-99.n             Rule 18f-3 Plan for The Tocqueville Trust.